                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

     Filed by the Registrant  [X]

     Filed by a party other than the
     Registrant  [ ]

     Check the appropriate box:

   [ ]  Preliminary Proxy Statement        [ ]  Confidential, For Use of the
   [X]  Definitive Proxy Statement              Commission Only (as permitted by
   [ ]  Definitive Additional Materials         Rule 14a-6(e)(2))

   [ ]  Soliciting Material Pursuant
        Under Rule 14a-12

                                     HEARME
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]     No fee required.
   [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
           0-11.
   (1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
   (2)     Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4)     Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
   (5)     Total fee paid:

--------------------------------------------------------------------------------
   [ ]     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
   [ ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1)     Amount previously paid:

--------------------------------------------------------------------------------
   (2)     Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
   (3)     Filing Party:

--------------------------------------------------------------------------------
   (4)     Date Filed:

--------------------------------------------------------------------------------

                                                                          [LOGO]



HEARME

Paul Matteucci
CHAIRMAN
CHIEF EXECUTIVE OFFICER


April 6, 2000

Dear HearMe Stockholder:

I am pleased to invite you to attend HearMe's 2000 Annual Meeting of Stockholders which will be held at the Sheraton Sunnyvale, located at 1100 North Mathilda Avenue, Sunnyvale, California, on Thursday, May 18, 2000, at 10:00 a.m. At the meeting, you will be asked to elect seven directors, to vote on proposals to approve an increase to the number of shares authorized for issuance under HearMe's 1999 Stock Incentive Plan (which I refer to as the "1999 Plan"), to approve an amendment to the automatic increase provision of the 1999 Plan and to ratify PricewaterhouseCoopers LLP as the independent auditors.

We are encouraging you to approve an amendment to the Company's 1999 Plan because we strongly believe that stock option grants are essential to the success of the Company. Over the years, HearMe has effectively used stock options to attract, retain and motivate employees. In addition we believe this program is an important contributor to our acquisition efforts. We have used stock option incentives to successfully bring in and motivate employee teams from the two companies we have recently acquired; Resounding Technologies, Inc. and AudioTalk Networks. As a result, we require an increase in stock options in order to continue our success.

I urge you to carefully read our proxy statement.

I urge you to vote FOR the director nominees, FOR the proposals to authorize additional shares for the 1999 Plan and FOR the ratification of PricewaterhouseCoopers LLP.

I hope to see you at the May 18, 2000 meeting.

Sincerely,


/s/ PAUL MATTEUCCI
Paul Matteucci

[LOGO]

                                     HEARME

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 18, 2000

     The Annual Meeting of Stockholders (the "Annual Meeting") of HearMe, a Delaware corporation (the "Company"), will be held at the Sheraton Sunnyvale, located at 1100 North Mathilda Avenue, Sunnyvale, California, on Thursday, May 18, 2000, at 10:00 a.m., local time, for the following purposes:

     1. To elect seven directors of the Company to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified;

     3. To approve an amendment to the Company's 1999 Stock Incentive Plan to increase the number of shares reserved for issuance by 1,200,000 to 3,700,000;

     4. To approve an amendment to the Company's 1999 Stock Incentive Plan to provide for an increase of the number of shares reserved for issuance on the first day of each of the fiscal years from 2001 through 2009 equal to the lesser of (i) 1,500,000; (ii) 5% of our outstanding common stock on the last day of the immediately preceding fiscal year; or (iii) a lesser number of shares as determined by the Board of Directors;

     5. To ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000; and

     6. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on March 16, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,


                                          /s/ LINDA PALMOR
                                          Linda Palmor

                                          Chief Financial Officer

Mountain View, California
April 6, 2000
--------------------------------------------------------------------------------
                                    IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.
                       THANK YOU FOR YOUR ACTING PROMPTLY.
--------------------------------------------------------------------------------

                                     HEARME

                                685 CLYDE AVENUE
                         MOUNTAIN VIEW, CALIFORNIA 94043

                                 PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of HearMe, a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Sheraton Sunnyvale, located at 1100 North Mathilda Avenue, Sunnyvale, California, on Thursday, May 18, 2000, at 10:00 a.m., local time, and any adjournment or postponement thereof.

     This Proxy Statement, the enclosed proxy card and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999, including financial statements, were first mailed to stockholders entitled to vote at the meeting on or about April 6, 2000.

RECORD DATE; VOTING SECURITIES

     The close of business on March 16, 2000 has been fixed as the record date (the "Record Date") for determining the holders of shares of common stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had approximately 24,200,000 shares of common stock outstanding and held of record by approximately 420 stockholders.

VOTING AND SOLICITATION

     Each outstanding share of common stock on the Record Date is entitled to one vote on all matters. Shares of common stock may not be voted cumulatively.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector") with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes of the shares of common stock PRESENT IN PERSON OR REPRESENTED BY PROXY at the meeting. All other matters submitted to the stockholders will require the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present as required under Delaware law for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of the shares ENTITLED TO VOTE and present in person or represented by proxy. The Inspector will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as NEGATIVE VOTES for purposes of determining the approval of any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted FOR the election of directors, FOR the amendments to the 1999 Stock Incentive Plan and FOR ratification of the appointment of the designated independent auditors and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's common stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you may either:

     o   Sign and return another proxy at a later date;

     o Provide written notice of the revocation to HearMe's Chief Financial Officer; or

     o   Attend the meeting and vote in person.

VOTING CONFIDENTIALITY

     Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

VOTING RESULTS

     Final voting results will be announced at the meeting and will be published in HearMe's Form 10-Q for the second quarter of fiscal 2000. We file this quarterly report with the Securities and Exchange Commission ("SEC"). After the report is filed, you may obtain a copy by:

     o   Visiting our website at www.hearme.com;

     o Contacting our Investor Relations department at investor_relations@hearme.com; or

     o   Visiting the SEC's website at www.sec.gov

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES

     The Company's Bylaws currently provide for eight directors. At the Annual Meeting, the stockholders will elect seven directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. The Board of Directors proposes to fill the remaining seat at such time as it has identified a qualified candidate. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Unless marked otherwise, proxies received will be voted FOR the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The names of the nominees, their ages as of March 30, 2000 and certain other information about them are set forth below:


                                                                                                    DIRECTOR
     NAME OF NOMINEE      AGE  PRINCIPAL OCCUPATION                                                  SINCE
     ---------------      ---  --------------------                                                  -----

     Paul Matteucci       44   Chairman, Chief Executive Officer of the Company                      1995
     Brian Apgar          45   Chief Entrepreneur, Founder and Director of the Company               1995
     James W. Breyer      38   Managing Partner of Accel Partners                                    1995
     David A. Brown       54   Retired Management Consultant to various high technology companies    1995
     Douglas Carlston     52   Chairman and Co Founder of icPlanet                                   1996
     William McCall       39   Director, New Media Development of Cox Enterprises                    1997
     Ruthann Quindlen     45   General Partner, Institutional Venture Partners                       1995


     There are no family relationships among any of the directors or executive officers of the Company.

     PAUL MATTEUCCI, Chairman and Chief Executive Officer, joined the Company and became a Director in May 1995. From December 1994 to May 1995, Mr. Matteucci was a Resident Entrepreneur at Institutional Venture Partners. From July 1986 to December 1994, Mr. Matteucci held various positions at Adaptec, Inc., including Vice President and General Manager. Prior to joining Adaptec, Inc., Mr. Matteucci held positions with Texas Instruments. Mr. Matteucci currently serves as a Director of FaceTime Communications Inc. and HelloBrain.com. Mr. Matteucci received a M.B.A. from Stanford University and an M.A. from Johns Hopkins School of Advanced International Studies. Mr. Matteucci received his undergraduate degree from the University of Pacific in Stockton, California.

     BRIAN APGAR, Chief Entrepreneur, Founder and Director, co-founded Mpath in January 1995, where he has also served as President, Vice President, Development, General Manager, and Chief Operating Officer. From October 1993 to January 1995, Mr. Apgar served as a Resident Entrepreneur and in other consulting capacities for several venture capital firms, including Merrill Pickard Anderson & Eyre, Sigma Partners and Institutional Venture Partners. Mr. Apgar holds a B.A. in Physics from Princeton University.

     JAMES W. BREYER has served as a Director of the Company since January 1995. Mr. Breyer has been a general partner of Accel Partners, a venture capital firm, since 1990, and the Managing Partner since 1995. Prior to joining Accel, Mr. Breyer worked as a management consultant at McKinsey and Company, and he held product management and marketing positions at Apple Computer and Hewlett Packard. Mr. Breyer currently serves as a director of Actuate, RealNetworks, Inc. and Lightspan Partnership. He is also currently involved with a number of private internet companies such as Accel-KKR Internet Corporation, AlphaBlox, Andale.com, BrassRing.com, Datasweep, Food.com, Groove Networks, Motive Communications and Wal-Mart.com. Mr. Breyer holds a B.S. in Computer Science and Economics from Stanford University and an M.B.A. from Harvard University, where he was named a Baker Scholar.

     DAVID A. BROWN has served as a Director of the Company since June 1995. Mr. Brown currently sits on the Board of Directors of Quantum Corporation, a mass storage company he helped found in February 1980. Mr. Brown has also been a management consultant and board member for various technology companies since February 1992. Mr. Brown received a B.S. in Engineering from San Jose State University and an M.S. in Engineering from the University of Santa Clara.

     DOUGLAS G. CARLSTON has served as a Director of the Company since February 1996. Mr. Carlston currently is the Chairman of icPlant a company he co-founded in December 1999. He also sits on the Board of Directors of Beyond.com. He was a founder of Broderbund Software Inc., and he served as Chairman of the Board of Broderbund from November 1989 through August 1998. Mr. Carlston also served as Chief Executive Officer of Broderbund from November 1989 until October 1996 and as President of Broderbund from September 1981 until November 1989. Mr. Carlston holds a B.A. and J.D. from Harvard University.

     WILLIAM MCCALL has served as a Director of the Company since November 1998. Mr. McCall is the Director, New Media Development of Cox Enterprises, a media company, a position he has held since March 1997. From November 1994 to March 1997, Mr. McCall was a director of TCI Interactive, the interactive division of TCI, a cable company. From March 1994 to November 1994, Mr. McCall was employed by Classic Sports. From February 1991 to March 1994, he was employed by Court TV. Mr. McCall holds a B.A. in History from Connecticut College.

     RUTHANN QUINDLEN has served as a Director of the Company since January 1995. Ms. Quindlen has been a general partner at Institutional Venture Partners since 1994, where she has focused on investments in Internet and software companies. Prior to joining Institutional Venture Partners, Ms. Quindlen was a Managing Director at Alex Brown & Sons. Ms. Quindlen serves on the boards of many other private Internet companies including Digital Impact, Diffusion, FaceTime, Portera Systems, and TimeHub. Ms. Quindlen has a B.S. in Economics from Georgetown University and a M.B.A. from The Wharton School at the University of Pennsylvania.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the period from January 1, 1999 through December 31, 1999 (the "last fiscal year"), the Board met six times and acted by unanimous written consent three times. The Board has an Audit Committee, a Compensation Committee and a Stock Option Committee. The Board does not have a nominating committee or a committee performing the functions of a nominating committee. Although there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Paul Matteucci at the Company's address set forth above. Except for Mr. Breyer who attended 5 out of 8 meetings of the Board and Audit Committee meetings, Mr. McCall and Mr.O'Brien who attended four of the six meetings of the entire Board, no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he or she serves.

     During 1999, the Audit Committee consisted of directors Breyer and Carlston, two of the Company's non-employee directors, and held two meetings during the last fiscal year. Members of the Audit Committee are independent as defined 4200(a)(15) of the National Association of Securities listing standards. As of February 17, 2000 Mr. McCall assumed Mr. Breyer's position on the Audit Committee. The Audit Committee recommends the engagement of the firm of PricewaterhouseCoopers LLP to audit the financial statements of the Company and monitor the effectiveness of the audit effort, the Company's financial and accounting organization and its system of internal accounting controls. The Audit Committee has reviewed and discussed the audited financial statements with management and have reviewed and discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent accountants required by the Independence Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Finally, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on 10K for the fiscal year ended December 31, 1999. The Audit Committee charter is included as Attachment A to this report. This information shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

     The Compensation Committee consists of directors Brown and Quindlen, held ten meetings during the last fiscal year and acted by unanimous written consent seven times. Its functions are to establish and administer the Company's policies regarding annual executive salaries and long-term equity incentives. The Compensation Committee administers the Company's 1999 Stock Incentive Plan, 1995 Stock Option/Stock Issuance Plan, 1999 Directors' Stock Option Plan and 1999 Employee Stock Purchase Plan.

     The sole member of the Stock Option Committee is Paul Matteucci and acted twice via unanimous written consent. The Stock Option Committee has the authority to grant new hire options to non-officer employees under parameters established by the Compensation Committee.

COMPENSATION OF DIRECTORS

     Except for reimbursement for reasonable travel expenses relating to attendance at Board meetings and the grant of stock options, directors are not compensated for their services as directors. Directors who are employees of the Company are also eligible to participate in the Company's 1999 Stock Incentive Plan and 1999 Employee Stock Purchase Plan. Directors who are not employees of the Company are eligible to participate in the Company's 1999 Stock Incentive Plan and 1999 Directors' Stock Option Plan.

     In August 1995, Mr. Brown purchased 60,000 shares of common stock at a price per share of $0.05. In February 1996, Mr. Carlston purchased 60,000 shares of common stock at a price per share of $0.21. The stock purchased by Messrs. Brown and Carlston is subject to a right of repurchase by the Company that lapses over a four-year period.

     In April 1999, the Board of Directors granted an option to purchase 7,500 shares each of common stock at $18.00 per share to David Brown and Douglas Carlston in connection with their continued services as members of the Board of Directors. The shares under the option vest 100% after 4 years, subject to continued service as a member of the Board of Directors. In September 1999, the Board of Directors granted an option to purchase 30,000 shares under the 1999 Stock Option Plan to David Brown. The shares under the option vest 25% per year, subject to continued service as a member of the Board of Directors.

     Under our 1999 Directors' Stock Option Plan, each non-employee director who first becomes a non-employee director after our initial public offering will receive an automatic initial grant of an option to purchase 30,000 shares of common stock upon appointment or election. Initial grants to non-employee directors shall become exercisable in installments of 25% of the total number of shares subject to the option on the first, second, third and fourth anniversaries of the date of grant. The Directors' Plan also provides for annual grants, on the date of each annual meeting of our shareholders, to each non-employee director who has served on the Company's Board of Directors for at least six months. The annual grant to non-employee directors is an option to purchase 7,500 shares of common stock, which option shall become exercisable in full on the fourth anniversary of the date of grant. The exercise price of all stock options granted under the Directors' Plan is equal to the fair market value of a share of our common stock on the date of grant of the option.

     In the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of us with or into another corporation in which the ownership of more than 50% of the total combined voting power of our outstanding securities changes hands, all outstanding options will accelerate and become fully vested effective upon the consummation of the transaction.

     The Company has entered into indemnification agreements with each member of the Board of Directors and some of its officers providing for the indemnification of such person to the fullest extent authorized, permitted or allowed by law.

RECOMMENDATION OF THE BOARD:

                         THE BOARD RECOMMENDS A VOTE FOR

                    THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE 1999 STOCK INCENTIVE PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1999 Stock Incentive Plan (the "1999 Stock Incentive Plan") that would increase the number of shares of common stock reserved for issuance thereunder by 1,200,000 shares to 3,700,000 shares. A summary of the principal features of the 1999 Stock Incentive Plan is continued in Proposal No. 3, but it does not purport to be a complete description of all provisions of the plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal offices at 685 Clyde Avenue, Mountain View, California 94043.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE BY 1,200,000 SHARES TO 3,700,000 SHARES.

                                 PROPOSAL NO. 3

                   AMENDMENTS TO THE 1999 STOCK INCENTIVE PLAN

     At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1999 Stock Incentive Plan (the "1999 Stock Incentive Plan") to provide for an increase of the number of shares reserved for issuance on the first day of each of the fiscal years from 2001 through 2009 equal to the lesser of (i) 1,500,000; (ii) 5% of our outstanding common stock on the last day of the immediately preceding fiscal year; or (iii) a lesser number of shares as determined by the Board of Directors. The following is a summary of the principal features of the 1999 Stock Incentive Plan, but it does not purport to be a complete description of all provisions of the plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company's Chief Financial Officer at the Company's principal offices at 685 Clyde Avenue, Mountain View, California 94043.

GENERAL

     The 1999 Stock Incentive Plan was adopted by the Board of Directors (the "Board") in February 1999 and approved by the stockholders in April 1999. A total of 2,500,000 shares of common stock have been reserved for issuance under the 1999 Stock Incentive Plan. At the Annual Meeting, the Company's stockholders are being asked to approve an amendment to the 1999 Stock Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by an additional 1,200,000 shares to 3,700,000 shares. As of February 29, 2000, options to purchase an aggregate of 2,292,259 shares of common stock were outstanding under the 1999 Stock Incentive Plan at a weighted average exercise price of $17.16 per share, and no shares had been issued upon exercise of previously granted options.

     The 1999 Stock Incentive Plan currently provides for automatic increases on the first day of each of our fiscal years in 2000, 2001, 2002, 2003 and 2004 the number of shares reserved for issuance by the lesser of:

     o    750,000 shares;

     o 3% of our outstanding common stock on the last day of the immediately preceding fiscal year; or

     o    a lesser number of shares as determined by the Board of Directors.

     The 1999 Stock Incentive Plan provides for grants to employees of the Company and any subsidiary of the Company (including officers and employee directors) of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for grants of non-statutory options ("NSOs") to employees (including officers and employee directors) and consultants (including non-employee directors) of the Company or any affiliate of the Company. See "Federal Income Tax Aspects of the 1999 Stock Incentive Plan" below for information concerning the tax treatment of incentive stock options and nonstatutory options.

     The 1999 Stock Incentive Plan is a qualified deferred compensation plan under Section 401(a) of the Code, and is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

PURPOSE

     The purposes of the 1999 Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to give employees and consultants of the Company a greater personal stake in the success of the Company's business, to provide additional incentive to the employees and consultants of the Company to continue and advance in their employment and service to the Company and to promote the success of the Company's business.

ADMINISTRATION

     The Board of Directors has designated the Compensation Committee to administer the 1999 Stock Incentive Plan with respect to different groups of service providers. The administrator of the 1999 Stock Incentive Plan will determine number, vesting schedule and exercise price for options or conditions for restricted stock, granted under the 1999 Stock Incentive Plan; provided, however, an individual employee may not receive option grants for more than 2,500,000 shares in any fiscal year, and the exercise price of incentive stock options must be at least equal to the fair market value of our common stock on the date of grant.

     Members of the Board receive no additional compensation for their services in connection with the administration of the 1999 Stock Incentive Plan. All directors currently hold office until the annual meeting of stockholders of the Company following their election, or until their successors are duly elected and qualified. Directors may be removed from office by the vote or written consent of the majority of outstanding shares pursuant to the provisions of Section 141(k) of the Delaware General Corporation Law.

ELIGIBILITY

     The 1999 Stock Incentive Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company or any subsidiary of the Company, while nonstatutory stock options may be granted not only to employees (including officers and employee directors), but also consultants (including non-employee directors) of the Company or any subsidiary of the Company.

     The 1999 Stock Option Plan sets neither a maximum nor minimum number of shares of common stock that may be granted under options to any person, other than the annual per employee limitation set forth in "Limitation on Grants to Employees," below. However, no employee may be granted incentive stock options that first become exercisable (i.e., that vest) in any calendar year for common stock having a total fair market value, determined at time of grant, in excess of $100,000. To the extent options have been issued to a person that exceed the $100,000 limit, such excess options are treated as nonstatutory options. See "Federal Income Tax Aspects of the 1999 Stock Option Plan" below.

TERMS AND CONDITIONS OF OPTIONS

     Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

          (a) EXERCISE OF THE OPTION. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of common stock to be purchased and by tendering of payment of the purchase price. The purchase price of the shares purchased upon exercise of an option shall be paid in consideration of such form as is determined by the Administrator, and such form of consideration may vary for each option. Each optionee should refer to his or her individual option agreement for information as to the exercisability and form of consideration applicable to his or her option.

          (b) EXERCISE PRICE AND CONSIDERATION. The option exercise price may not be less than 100% of the fair market value of the common stock on the date of grant; provided, however, that NSOs may be granted to persons other than the Company's Chief Executive Officer or its other four most highly compensated officers whose compensation is required to be reported to stockholders under the Exchange Act, at exercise prices of not less than 85% of the fair market value on the date the option is granted. In the case of an ISO granted to a person who at the time of the grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the option exercise price for each share covered by such option may not be less than 110% of the fair market value of a share of common stock on the date of grant of such option.

     The Administrator of the 1999 Stock Incentive Plan determines the fair market value of the common stock. As long as the common stock of the Company is trading on the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") (as of the date of this Prospectus, the common stock was traded on the Nasdaq National Market), the fair market value of a share of common stock of the Company shall be the closing sales price for such stock as quoted on such system on the date of determination (or, if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in THE WALL STREET JOURNAL or such other source the Administrator deems reliable.

     The consideration to be paid for shares issued on exercise of options granted under the 1999 Stock Incentive Plan, including the method of payment, is determined by the Administrator (in the case of ISOs, such determination shall be made at the time of grant) and may consist entirely of cash, check, promissory note or shares of common stock which have been beneficially owned by the optionee for at least six months or which were not acquired, directly or indirectly, from the Company, having a fair market value on the exercise date equal to the aggregate exercise price of the shares purchased. The Administrator may also authorize payments by any combination of the above methods or any other consideration and method of payment permitted by law.

          (c) TERMINATION OF STATUS AS AN EMPLOYEE OR CONSULTANT. In the event of termination of an optionee's employment or consulting relationship with the Company for any reason other than death or permanent disability, the optionee may still exercise his or her option to the extent that he or she was entitled to exercise it at the date of termination, but such exercise must be made within thirty days (or such other period of time, not exceeding three months in the case of an ISO or six months in the case of an NSO, as is determined by the Administrator, with such determination in the case of an ISO being made at the time the option is granted) and may not be made later than the date of expiration of the term of the option as set out in the option agreement.

          (d) DISABILITY. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, an option may be exercised (to the extent it was exercisable upon the date of termination) within six months of termination (or such other period of time, not to exceed twelve months, as is determined by the Administrator, with such determination in the case of an ISO being made at the time the option is granted), but an option may not be exercised later than the date of expiration of the term of the option as set out in the option agreement.

          (e) DEATH. If an optionee should die while employed or serving as a consultant to the Company, the optionee's estate or a person who has acquired the right to exercise the option by bequest or inheritance may exercise the option at any time within six months (or such other period of time, not exceeding twelve months, as is determined by the Administrator, with such determination in the case of an ISO being made at the time of grant of the option) after the date of death (but not later than the date of expiration of the term of the option as set out in the option agreement). The option shall be exercisable to the extent that the right to exercise would have accrued had the optionee continued living and working as an employee of or consultant to the Company for another three months (or such other period of time as is determined by the Administrator) beyond the date of death.

          If an optionee should die within 30 days (or such other period of time, not to exceed three months, as is determined by the Administrator, with such determination in the case of an ISO being made at the time of grant of the option) after terminating his or her employment relationship with the Company, the optionee's estate or person who has acquired the right to exercise the option may likewise exercise the option at any time within six months after the date of death, but not later than the date of expiration of the term of the option as set out in the option agreement. However, in this case, the option shall be exercisable only to the extent it was exercisable at the date of termination.

          (f) TERM OF OPTIONS. The term of an option is determined by the specific option agreement. Incentive stock options may not have a term of more than 10 years. Furthermore, the maximum term for an option granted to an optionee who immediately before the grant of such option owns more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary is five years. No option may be exercised by any person after its term expires.

          (g) LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in the 1999 Stock Incentive Plan, the maximum number of shares which may be subject to options granted to any one employee under the 1999 Stock Incentive Plan during any fiscal year of the Company is 2,500,000 shares.

          (h) OPTION NOT TRANSFERABLE. An option is nontransferable by the optionee other than by will or the laws of descent and distribution; provided, however, that certain nonstatutory options may be transferable. An option is exercisable during the optionee's lifetime only by the optionee (or permitted transferee) and in the event of the optionee's death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee (or permitted transferee).

          (i) ACCELERATION OF OPTIONS. In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option substituted by the successor corporation unless the administrator decides to accelerate the vesting of the option to make it exercisable as to some or all of the shares subject to the option. In the event of such acceleration of the option, the optionee shall have 30 days from the date of notice of the option's acceleration to exercise all or a portion of the option.

          (j) OTHER PROVISIONS. The option agreement may contain other terms, provisions and conditions as may be determined by the Administrator as long as they are consistent with the 1999 Stock Incentive Plan.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event any change such as a stock split or dividend is made in the Company's capitalization that results in an increase or decrease in the number of outstanding shares of common stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each option, as well as in the number of shares available for issuance under the 1999 Stock Incentive Plan. In the event of the proposed dissolution or liquidation of the Company, each option will terminate immediately prior to the consummation of such proposed action unless otherwise provided by the Administrator. The Administrator may declare that any option shall terminate as of a date fixed by the Administrator and give each optionee the right to exercise his or her option as to all or any part of the shares subject to the option, including shares as to which the option would not otherwise be exercisable.

AMENDMENT AND TERMINATION OF THE PLAN

     The Board may amend the 1999 Stock Incentive Plan at any time or from time to time or may terminate it without approval of the stockholders, except that stockholder approval is required for any amendment to the 1999 Stock Incentive Plan that increases the number of shares which may be issued under the 1999 Stock Incentive Plan, modifies the standards of eligibility, changes the limitation on grants to employees or effects other changes which would require stockholder approval to qualify options granted under the 1999 Stock Incentive Plan as performance-based compensation under Section 162(m) of the Code. However, no action by the Board or stockholders may alter or impair any option previously granted under the 1999 Stock Incentive Plan, unless mutually agreed otherwise between the optionee and the Board in a writing signed by the optionee and the Company. The 1999 Stock Incentive Plan shall terminate on February 9, 2009, unless the Board of Directors terminates it earlier. Any options outstanding at that time under the 1999 Stock Incentive Plan shall remain outstanding until they expire their own terms.

PLAN BENEFITS

     As of December 31, 1999 the following options had been issued under the 1999 Stock Incentive Plan:


                   NAME                                      POSITION                       VALUE        SHARES
--------------------------------------------  ----------------------------------------  -------------- ------------
Paul Matteucci.............................   Chief Executive                              $3,925,000      200,000
Lynn Heublein..............................   Vice President                                2,385,000      120,000
Jeremy Verba...............................   President, Chief Operating Officer            1,686,310      120,000
James Schmidt..............................   Executive Vice President                        988,775       65,000
Brian Apgar................................   Chief Entrepreneur and Founder                  894,375       45,000
Executive Group............................                                                13,275,100      730,000
Non Executive Director Group...............   Dave Brown                                      360,000       30,000
Employee Group.............................                                                22,856,588    1,444,299
                                                                                        -------------- ------------
Total......................................                                             $  36,491,688    2,204,299
                                                                                        ============== ============

     The dollar value shown in the table is based on option exercise price. Future benefits under the Plan are not determinable since it is dependent upon future hiring plans, performance of employees and business developments.

FEDERAL INCOME TAX ASPECTS OF THE 1999 STOCK INCENTIVE PLAN

     The following is a brief summary of the United States federal income tax consequences of transactions under the 1999 Stock Incentive Plan based on federal securities and income tax laws in effect as of the date of this Proxy (which laws could change at any time hereafter). This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. This summary does not purport to be complete. The Company advises all optionees to consult their own tax advisors concerning tax implications of option grants and exercises, and the disposition of shares acquired upon such exercise, under the 1999 Stock Incentive Plan.

     Options granted under the 1999 Stock Incentive Plan may be either "incentive stock options," as defined in Section 422 of the Code or nonstatutory stock options. If an option granted under the 1997 Stock Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no regular tax liability upon its exercise, although the exercise of an incentive stock option may give rise to alternative minimum tax (see below). The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after receipt of the shares by the optionee, any gain will be treated as long-term capital gain. If both of these holding periods are not satisfied (a "DISQUALIFYING DISPOSITION"), the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain recognized on such a disqualifying disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. The tax rate on long-term capital gains under current federal tax laws is capped at 20% for shares held more than one year. Capital losses are allowed in full against capital gains plus $3,000 of other income.

     All options which do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the then fair market value of the shares over the exercise price. In certain circumstances, where the shares are subject to a substantial risk of forfeiture when acquired or where the optionee is an officer, director or 10% stockholder of the Company, the date of taxation may be deferred unless the optionee files an election with the Internal Revenue Service under Section 83(b) of the Code. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash or out of the current earnings paid to the optionee. Upon sale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year.

REQUIRED VOTE

     The foregoing amendment of the 1999 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the Annual Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE BOARD

     THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S 1999 STOCK INCENTIVE PLAN TO PROVIDE FOR AN INCREASE OF THE NUMBER OF SHARES RESERVED FOR ISSUANCE ON THE FIRST DAY OF EACH FISCAL YEARS FROM 2001 THROUGH 2009 EQUAL TO THE LESSER OF (i) 1,500,000; (ii) 5% OF OUR OUTSTANDING COMMON STOCK ON THE LAST DAY OF THE IMMEDIATELY PRECEDING FISCAL YEAR; OR (iii) A LESSER NUMBER OF SHARES AS DETERMINED BY THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) has served as the Company's independent auditors since 1995 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD:

               THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT
             AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

    INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND
                                   MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of the shares of the Company's common stock on a fully-diluted basis as of February 29, 2000 and as adjusted to reflect the sale of the common stock offered by the Company pursuant to this filing by:

     o each person who is known by the Company to own beneficially more than 5% of the Company's common stock on a fully-diluted basis;

     o each director, the Chief Executive Officer and each executive officer named in the Summary Compensation Table of this proxy statement; and

     o    all directors and executive officers of the Company as a group.

Except as otherwise noted, the address of each person listed in the table is c/o HearMe, 685 Clyde Avenue, Mountain View, California 94043. The table includes all shares of common stock beneficially owned by the indicated stockholder as of February 29, 2000. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC") and is based upon publicly available filings with the SEC as of February 29, 2000. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of February 29, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage of ownership of any other person. To the knowledge of the Company, except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

     The percent of beneficial ownership for each stockholder is based on 24,198,026 shares of common stock outstanding as of February 29, 2000. An "*" indicates ownership of less than 1%.

                                                                        SHARES
                                                                     BENEFICIALLY  PERCENT
                                  NAME                                   OWNED     OF CLASS
       ------------------------------------------------------------ -------------- ---------
       Accel Partners.............................................      2,846,719      11.8%
       CSK Corporation and affiliates.............................      1,338,528       5.7%
       Paul Matteucci.............................................      1,045,832       4.2%
       Lynn Heublein..............................................        556,853       2.3%
       Brian Apgar................................................        338,374       1.4%
       Jeremy Verba...............................................        213,332         *%
       Jim Schmidt................................................        158,332         *%
       James W. Breyer............................................      2,846,719      11.8%
       David A. Brown.............................................        175,758         *%
       Douglas G. Carlston........................................         30,000         *%
       William McCall.............................................        925,925       3.8%
       Ruthann Quindlen...........................................        566,420       2.3%
       All executive officers and directors as a group
       (13 persons)...............................................      7,310,972      28.9%

     The number of shares indicated as beneficially owned by Accel Partners consists of:

     o    2,619,379 shares held by Accel IV L.P.

     o    105,803 shares held by Accel Investors 94 L.P.

     o    54,332 shares held by Accel Keiretsu L.P.

     o    62,680 shares held by Ellmore C. Patterson Partners

     o    54,437 shares held by Accel Internet Investors '99 ( C ) L.P.

     o    7,510 shares held by Accel V L.P.

     o    4,256 shares held by Accel Investors '96 (B) L.P.

     o    1,002 shares held by Accel Internet Strategic Technology Fund L.P.

     Mr. Breyer is an affiliate of each of the entities listed in the previous sentence and disclaims his beneficial ownership of these shares except to the extent of his pecuniary interest in the various entities. The address of Accel is 428 University Avenue, Palo Alto, California 94301.

     The number of shares indicated as beneficially owned by CSK Corporation and affiliates consists of:

     o    694,263 shares held by CSK Corporation,

     o    462,844 shares held by CSK Venture Capital Co. Ltd.,

     o 115,711 shares held by CSK Venture Capital Co. Ltd. as Investment Manager for CSK-2 Investment Fund,

     o 57,855 shares held by CSK Venture Capital Co. Ltd. as Investment Manager for CSK-1(A) Investment Fund, and

     o 57,855 shares held by CSK Venture Capital Co. Ltd. as Investment Manager for CSK-1(B) Investment Fund.

     The number of shares indicated as beneficially owned by Willian McCall includes 925,925 shares beneficially owned by Cox Technology Investments, Inc. Beneficial ownership calculation is based solely on a review of Schedule 13G filings made with the Securities and Exchange Commission. Such filings set forth the beneficial ownership as of December 31, 1999. Mr. McCall is the Director of New Media Development of a company affiliated with Cox Technology Investments, Inc. and disclaims beneficial ownership of these shares indicated as beneficially owned by Cox Technology Investments, Inc. except to the extent of his pecuniary interest in Cox Technology Investments.

     The number of shares indicated as beneficially owned by Ms. Quindlen includes 505,069 shares beneficially owned by Institutional Venture Partners VI. Ms. Quindlen is General Partner of the entity listed in the previous sentence and disclaims beneficial ownership of these shares except to the extent of her pecuniary interest therein. The address of IVP is 3000 Sand Hill Road, Building 2, Suite 290, Menlo Park,California 94025.

     The number of shares indicated as beneficially owned by Paul Matteucci includes 465,832 shares exercisable under outstanding stock options within 60 days of February 29, 2000.

     The number of shares indicated as beneficially owned by Lynn Heublein includes 172,415 shares exercisable under outstanding stock options within 60 days of February 29, 2000 and 114,235 shares as indirect beneficially owned.

     The number of shares indicated as beneficially owned by Brian Apgar includes 39,374 shares exercisable under outstanding stock options within 60 days of February 29, 2000.

     The number of shares indicated as beneficially owned by Jeremy Verba includes 163,332 shares exercisable under outstanding stock options within 60 days of February 29, 2000.

     The number of shares indicated as beneficially owned by Jim Schmidt includes 158,332 shares exercisable under outstanding stock options within 60 days of February 29, 2000.

     The number of shares indicated as beneficially owned by all executive officers and directors as a group includes 999,285 shares exercisable under outstanding stock options within 60 days of February 29, 2000.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning total compensation received for services rendered to the Company in all capacities during the period January 1, 1998 to December 31, 1999 by (i) the Chief Executive Officer, (ii) each of the four most highly compensated executive officers who were serving as of the end of fiscal 1999, each of whose aggregate compensation during our last fiscal year exceeded, or would exceed on an annualized basis, $100,000 (the "Named Officers").

                                                                                           LONG-TERM
                                                       ANNUAL COMPENSATION                COMPENSATION
                                           ---------------------------------------------  -------------
                                                                          OTHER ANNUAL     SECURITIES     ALL OTHER
                                                                          COMPENSATION     UNDERLYING    COMPENSATION
      NAME AND PRINCIPAL POSITION          YEAR    SALARY ($)  BONUS ($)       ($)         OPTIONS (#)        ($)
-----------------------------------------  ------  ----------- ---------- --------------  -------------  -------------
Paul Matteucci..........................    1999   $  252,083         --             --        200,000             --
   Chief Executive Officer                  1998      206,853         --             --        300,000             --

Lynn Heublein...........................    1999      215,000         --             --        120,000             --
   Vice President                           1998      179,086         --             --        160,000             --

Jeremy Verba............................    1999      207,000         --             --        320,000             --
   President, Chief Operating Officer       1998           --         --             --             --             --

James Schmidt...........................    1999      204,198         --             --         65,000             --
   Executive Vice President,Engineering     1998           --         --             --        150,000             --

Brian Apgar.............................    1999      190,000         --             --         45,000             --
   Chief Entrepreneur and Founder           1998      187,378         --             --         15,000             --

     Ms. Heublein was Chief Operating Officer until November 1999.

OPTION GRANTS

     The following table provides summary information regarding stock options granted to the Named Officers during the fiscal year ended December 31, 1999. The options were granted pursuant to the Company's 1995 Stock Option/Stock Issuance Plan, the 1999 Stock Incentive Plan and grants outside of the Plan. Stock price appreciation of 5% and 10% is assumed pursuant to rules promulgated by the Securities and Exchange Commission and does not represent the Company's predictions of its stock performance. There can be no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS
                         ------------------------------------------------------
                                                                                 POTENTIAL REALIZABLE VALUE AT
                         NUMBER OF     PERCENT OF                                  ASSUMED ANNUAL RATES OF
                         SECURITIES    TOTAL OPTIONS                             STOCK PRICE APPRECIATION FOR
                         UNDERLYING    GRANTED TO                                       OPTION TERM
                         OPTIONS       EMPLOYEES IN  EXERCISE PRICE  EXPIRATION  ---------------------------
         NAME            GRANTED (#)   FISCAL YEAR     ($/SHARE)        DATE           5%           10%
------------------------ ------------  ------------  --------------  ----------  ------------- -------------
Paul Matteucci........       200,000          6.07%  $       19.63      6/4/09   $  2,468,411  $  6,255,439
Lynn Heublein.........       120,000          3.64           19.88     6/10/09      1,499,914     3,801,076
Jeremy Verba..........       200,000          6.07            8.87     4/13/09      1,625,503     3,639,141
                             110,000          3.34           13.81    11/10/09        955,561     2,421,580
                              10,000            30           16.69     7/26/09        104,950       265,964
James Schmidt.........        50,000          1.52           13.81    11/10/09        434,346     1,100,718
                              15,000            45           19.88     6/10/09        187,489       475,134
Brian Apgar...........        45,000          1.36           19.88     6/10/09        562,468     1,425,403

       The Company granted stock options representing 3,297,299 shares to employees in the last fiscal year.

OPTION EXERCISES AND HOLDINGS

     The following table provides summary information concerning the shares of common stock acquired in 1999, the value realized upon exercise of stock options in 1999, and the year end number and value of unexercised options with respect to each of the Named Officers as of December 31, 1999. The value was calculated by determining the difference between the fair market value of underlying securities and the exercise price.

                          FISCAL YEAR-END OPTION VALUES

                                                        NUMBER OF SECURITIES
                                                       UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                           SHARES                           OPTIONS AT             IN-THE-MONEY OPTIONS AT
                          ACQUIRED ON     VALUE         DECEMBER 31, 1999 (#)        DECEMBER 31, 1999 ($)
          NAME            EXERCISE (#)  REALIZED ($) (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)(1)
------------------------- ------------  ------------ --------------------------- ---------------------------
Paul Matteucci.........             0             0           219,169/400,831        $5,067,288/$7,082,611
Lynn Heublein..........             0             0            23,929/247,418        $  309,130/$4,353,920
Jeremy Verba (2).......        50,000       $78,250             3,332/266,668        $   39,697/$4,132,243
James Schmidt..........             0             0            40,415/174,585        $   30,674/$3,429,925
Brian Apgar............             0             0             18,436/56,564        $    365,885/$705,715

-------------------

  (1) Based on the $26.625 per share closing price of the Company's common stock on the Nasdaq Stock Market on December 31, 1999 less the exercise price.

  (2) Value realized is calculated based on the closing price of the Company's common stock as reported on the date of exercise ($10.435 on April 13, 1999) minus the exercise price of the option ($8.87) and does not necessarily indicated that the optionee sold such stock.

       REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors currently consists of David Brown and Ruthann Quindlen, both of whom are non-employee directors of the Company. The Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company and establishes and reviews general policies relating to compensation and benefits of employees of the Company. The following is the report of the Committee describing compensation policies and rationale applicable to executive officers with respect to the compensation paid to such executive officers for the fiscal year ended December 31, 1999. The information contained in this report, as well as the information contained in the stock price performance graph which follows, shall not be deemed to be " soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that the Company specifically incorporates such information by reference in such filing.

COMPENSATION PHILOSOPHY AND REVIEW

     The Company's executive compensation program is generally designed to align the interests of executives with the interests of stockholders and to reward executives for achieving corporate and individual objectives. The executive compensation program is also designed to attract and retain the services of qualified executives in the highly competitive Internet and software marketplaces. Executive compensation currently consists of a base salary, long-term equity incentives, and other compensation and benefit programs generally available to other employees.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for the individual compensation exceeding $1.0 million in any taxable year for any of the executive officers, unless compensation is performance-based. In general, it is the Committee's policy to qualify, to the maximum extent possible, its executives' compensation for deductibility under applicable tax laws.

BASE SALARIES

     Base salary levels for the Chief Executive Officer (the "CEO") and other executive officers are intended to compensate executives competitively within the high-technology marketplace. Base salaries are determined on an individual basis by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. Regarding the latter measure, certain companies included in the peer group index of the stock performance graph are also included in surveys reviewed by the Committee in determining salary levels for the CEO and other executives officers of the Company. Base salaries for executives are reviewed annually by the Committee.

LONG-TERM EQUITY INCENTIVES

     The Company provides long-term equity incentives to its executive officers and to all other employees through the grant of stock options under its stock option plans. The purpose of granting stock options is to create a direct link between compensation and the long-term performance of the Company. New hire stock options are generally granted at an exercise price equal to 100% of the fair market on the date of grant, have a ten-year term and generally vest in installments over 48 months with initial vesting commencing after twelve months of service. Because the receipt of value by an executive officer under a stock option is dependent upon an increase in the price of the Company's common stock this portion of the executives' compensation is directly aligned with an increase in stockholder value. The primary stock options granted to executive officers are generally in conjunction with the executive officer's acceptance of employment with the Company. When determining the number of stock options to be awarded to an executive officer, the Committee considers the executive officer's anticipated contribution in meeting the Company's long-term strategic performance goals and comparisons to formal and informal surveys of executive stock option grants made by other Internet and software companies. The Committee also reviews stock option levels for executive officers at the beginning of each fiscal year in light of long-term strategic and performance objectives and each executive's current and anticipated contributions to the Company's future performance. Additional shares are granted based on the executive's current contribution to the Company's performance, the executive officer's anticipated contribution in meeting the Company's long-term strategic performance goals and comparison to formal and informal surveys of executive stock option grants made by other Internet and software companies. These additional grants vest in installments over 48 months. Reflecting the increasing scope of the Company's business, the Committee recommended (and the full Board of Directors granted) stock option grants in June 1999 for the CEO of 200,000 shares and for the other Named Executive Officers of an aggregate of 900,000 shares.

OTHER COMPENSATION

     The Company's executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, including the Company's Employee Stock Purchase Plan. In addition, from time to time, executive officers have received sign-on bonuses or other bonuses based on extraordinary effort.

CEO COMPENSATION

     Paul Matteucci, is the Company's CEO. The Committee reviews Mr. Matteucci's compensation annually using the same criteria and policies as are employed for other executive officers. The Committee bases its decision to increase Mr. Matteucci's base salary on a variety of factors, including his leadership skills, the increasing scope and responsibility of the CEO office and comparisons of CEO compensation levels for companies of similar size and maturity. The Committee also focused on the performance of the Company during the 1998 fiscal year in setting compensation for the 1999 fiscal year, noting that the Company successfully completed its initial public offering of common stock in May 1999 and a private round of financing in January 1999. Mr. Matteucci received a stock option grant in 1999 as described above.

POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits the tax deductibility by a corporation of compensation in excess of $1 million paid to its Chief Executive Officer and any other of its four most highly compensated executive officers. However, compensation which qualifies as "performance-based" is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation's stockholders.

     The Compensation Committee does not presently expect total cash compensation payable for salaries to exceed the $1 million limit for any individual executive officer of the Company. After consideration of the requirements of Section 162(m), the Compensation Committee believes that stock option grants to date meet the requirement that such grants be "performance-based" and are, therefore, exempt from the limitations on deductibility. The Compensation Committee will continue to monitor the compensation levels potentially payable under the Company's cash compensation programs, but intends to retain the flexibility necessary to provide total cash compensation in line with competitive practice, the Company's compensation philosophy, and the Company's best interests.

       SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

                  David Brown
                  Ruthann Quindlen

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 1999, none of HearMe's executive officers served on the board of directors of any entities whose directors or officers serve on HearMe's Compensation Committee. No current or past executive officers of HearMe serve on our Compensation Committee.

CERTAIN TRANSACTIONS

     In January 1999, the Company issued and sold a total of 3,035,306 shares of the Company's Series E Preferred Stock to CSK Corporation, IVP, Accel Partners and other private investors at a price of $6.60 per share. Mr. Breyer is affiliated with Accel Partners and Ms. Quindlen is affiliated with IVP. Gregory O'Brien, a former director of the Company during 1999, is affiliated with CSK Corporation.

NON-STATUTORY OPTION'S CHANGE OF CONTROL:

     On February 5, 1999, Linda Palmor, Chief Financial Officer, received a non-statutory option to purchase 150,000 shares of our common stock at an exercise price of $5.50 per share. This price represented 85% of our common stock's fair market value on the date of grant. The stock issuable upon exercise of Ms. Palmor's option is subject to vesting over a four-year period. Although the option was granted outside the 1995 Stock Plan, it has substantially the same terms and conditions as options granted under the 1995 Stock Plan. In the event of a change of control, 40% of Ms. Palmor's unvested stock shall immediately vest. This option has a term of ten years. On April 13, 1999, Jeremy Verba, President and Chief Operating Officer, received a non-statutory option to purchase 200,000 shares of our common stock at an exercise price of $8.87 per share. This price represented 85% of our common stock's fair market value on the date of grant. The stock issuable upon exercise of Mr. Verba's option is subject to vesting over a four-year period. Although the option was granted outside the 1995 Stock Plan, it has substantially the same terms and conditions as options granted under the 1995 Stock Plan. In the event of a change of control, and the relationship with the surviving entity after such transaction or in connection with such is terminated including a construction termination, for any reason other then for cause or a voluntary termination, then the repurchase right of the company shall automatically lapse in its entirety to the extent that it has not already lapsed. In November 1999, Mr. Verba received incentive stock options and non-statutory option to purchase 110,000 shares of our common stock at a price of $13.81. This price represented our common stock's fair market value on the date of grant. The grant included a provision for 50,000 shares to be automatically vested upon change of control if such change occurred before the one-year date of grant, November 10, 2000.

PROMISSORY NOTES:

     The executive officers listed on the table below have executed full-recourse promissory notes in favor of the Company in excess of $60,000. All of the notes listed below were executed in connection with the purchase of shares of the Company's common stock, and if the notes are note paid back when due, the Company may seek repayment from the personal assets of the defaulting executive officer.

     Except for the notes issued to Ms. Palmor and Mr. Verba, these notes will become due and payable upon the earliest of:

     o    9 months after our initial public offering

     o    5 years from the date of issue; or

     o    the termination of the executive officer's employment with the Company

     In July 1999, the Board of Directors approved amending the Stock Pledge Agreements to permit the release of a portion of the shares of the Company's common stock pledged as collateral to secure Promissory Notes executed by certain individuals in connection with their exercise of option to purchase common stock. At the same time the Board of Directors approved extending the due date on the Promissory Note from January 29, 2000 to January 29, 2002.

                                                                                               INTEREST
                            NAME                               DATE OF NOTE         AMOUNT       RATE
---------------------------------------------------------  -----------------  ---------------- --------
Jeremy Verba.............................................      04/13/99       $    487,869.90     4.49%
     President, COO
Lynn Heublein............................................      10/05/98       $     78,105.23     5.12%
     Vice President                                            11/22/98       $    101,707.56     4.51%
Linda Palmor.............................................      02/05/99       $    221,398.31     4.71%
     Chief Financial Officer
Steven Roskowski.........................................      11/22/98       $    144,999.78     4.51%
     Chief Technical Officer
Robert Csongor...........................................      11/22/98       $    123,594.00     4.51%
     Executive Vice President
     General Manager

     Some of our directors, executive officers and existing stockholders and/or their affiliates purchased shares at the time of the initial public offering of the Company's common stock.

                                PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder returns for the Company's common stock, the Hambrecht & Quist Internet Index and the Nasdaq Stock Market Index for U.S. Companies. The graph assumes the investment of $100 on April 29, 1999, the date of the Company's initial public offering. The data regarding the Company assumes an investment at the initial public offering price of $18.00 per share of the Company's common stock. The performance shown is not necessarily indicative of future performance.


                        [PERFORMANCE GRAPH APPEARS HERE]



                                                                    4/29/99     6/99      9/99     12/99
                                                                   --------- --------- --------- ---------
       HearMe...................................................   $ 100.00  $ 122.22  $  63.89  $ 147.92
       Hambrecht & Quist........................................   $ 100.00  $  86.93  $  87.75  $ 212.36
       Nasdaq Stock Market (U.S.)...............................   $ 100.00  $ 106.91  $ 109.35  $ 157.82

                                OTHER INFORMATION

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Company's common stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and changes in ownership of the Company's common stock. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 1999, all Reporting Persons complied with all applicable filing requirements.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of independent accountants recommended by the Audit Committee and selected by the Board of Directors for fiscal year 2000 is PricewaterhouseCoopers LLP. The Board of Directors expects that the representatives of PricewaterhouseCoopers LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if they desire to do so, and will be available to respond to appropriate questions.

                          NO INCORPORATION BY REFERENCE

     In HearMe's filings with the SEC, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the performance graph on page 21 of this proxy statement and the "Compensation Committee Report" on page 17 and the "Audit Committee Report" specifically are not incorporated by reference into any other filings with the SEC.

     This proxy statement is sent to you as part of the proxy materials for the 2000 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of HearMe's stock.

           STOCKHOLDER PROPOSALS FOR 2001 ANNUAL STOCKHOLDERS' MEETING

     Proposals of stockholders intended to be included in the Company's proxy statement for the Company's 2001 Annual Meeting of Stockholders must be received by HearMe, Attn: Secretary at 685 Clyde Avenue, Mountain View, California, 94043 no later than December 8, 2000. If the Company is not notified of a stockholder proposal by 60 days prior to the one-year anniversary of this year's Annual Meeting, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                                  THE BOARD OF DIRECTORS
April 6, 2000
Mountain View, California

                                                                      1851-PS-00

                                   APPENDIX A

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

PURPOSE

     The purpose of the Audit Committee established pursuant to this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, to provide the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

     In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP

     The Audit Committee will be comprised of two members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. A majority of the members of the Audit Committee shall be independent directors as defined by Rule 4460(c) of the National Association of Securities Dealers, Inc.

MEETINGS

     The Audit Committee will meet separately with the President and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet the independent auditors of the Company upon the completion of the annual audit, and at such other times as it deems appropriate, to review the independent auditors' examination and management report.

RESPONSIBILITIES

     The responsibilities of the Audit Committee shall include:

     (1)  Nominating the independent auditors;

     (2)  Reviewing the plan for the audit and related services;

     (3)  Reviewing audit results and financial statements;

     (4) Overseeing the adequacy of the Company's system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

     (5)  Overseeing the effectiveness of the internal audit function.

     (6)  Overseeing compliance with the Foreign Corrupt Practices Act;

     (7) Overseeing compliance with SEC requirements for disclosure of auditor's services and audit committee members and activities; and

     (8) Overseeing the Company's finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company's assets.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

REPORTS

     The Audit Committee will to the extent deemed appropriate, record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board of Directors.

                                   APPENDIX B

                                     PROXY

                                     HEARME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      2000 ANNUAL MEETING OF STOCKHOLDERS



The undersigned stockholder of HearMe, a Delaware corporation (the "Company"), here by acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 6, 2000, and hereby appoints Paul Matteucci and Linda Palmor as proxies with full power to each of substitution, on behalf and in the name of the undersigned, to reprsent the undersigned at the 2000 Annual Meeting of Stockholders of HearMe to be held on May 18, 2000, at 10:00 a.m. Pacific time, at the Sheraton Sunnyvale, located at 1100 North Mathilda Avenue, Sunnyvale, California, 94089, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

     Please mark
     votes me in
____ this example.

     THIS PROXY WILL BE VOTED AS DIRECTED AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF. WITH RESPECT TO THE ELECTION OF DIRECTORS, IF NO CONTRARY OBJECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED BELOW.


1. Election of Directors
   Nominees: (01) Paul Matteucci, (02) Brian Apgar,              2.   To approve an amendment to the           FOR  AGAINST ABSTAIN
             (03) James W. Breyer, (04) Rutmann Quinaten,             Company's 1999 Stock incentive Plan to
             (05) David A. Brown, (06) Douglas G. Carlston            increase the number of shares reserved
             (07) William McCall                                      for issuance by 1,200,000 to 3,700,000. ___  _______ _______

FOR ALL NOMINEES __________ WITHHELD FROM ALL NOMINEES_______    3.   To approve an amendment to the
                                                                      Company's 1999 Stock Incentive Plan to
                                                                      provide for an increase of the number of
                                                                      shares reserved for issuance on the first __ _______ _______
                                                                      day of each of the fiscal years from 2001 through 2009 equal
_________ For all nominees except as noted above                      to the lesser of (I) 1,500,000; (II) 5% of our outstanding common stock on the last day of the immediately preceding
                                                                      fiscal year: or (III) a lesser number of sharee as
_________ MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                 determined by the Board of Directors.

                                                                 4.   To ratify the appointment of            FOR  AGAINST   ABSTAIN
                                                                      PricewaterhouseCoopers LLP as the
                                                                      Company's independent auditors for the
                                                                      fiscal year ending December 31, 2000.   ___  _______   _______

                                                                 NOTE: The proxy should be ______, dated, signed by the
                                                                 stockholder(s)exactly as his or her name appears heron, and returned in the enclosed envelope.

                                                                 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD USING THE
                                                                 ENCLOSED ENVELOPE. Please sign exactly as name appears hereon, When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give __________ as such. If a corporation, please sign in their corporate name by its President or other authorized _________. If a partnership, please sign in partnership name by an authorized person. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS
                                                                 LISTED ABOVE AND FOR THE OTHER PROPOSALS IF NO SPECIFICATION IS
                                                                 MADE.


Signature:___________________________   Date:____________   Signature:_______________________________    Date:_______________

                                   APPENDIX C

                            1999 STOCK INCENTIVE PLAN

ARTICLE 1. INTRODUCTION.

1.1 PURPOSES OF THE PLAN. The purpose of this Stock Incentive Plan is to promote the long-term success of the Company and the creation of shareowner value by (a) encouraging the attraction and retention of the best available personnel for positions of substantial responsibility, (b) linking Company personnel directly to shareowner interests through increased stock ownership, and (c) encouraging Company personnel to focus on critical long-range objectives. The Plan seeks to achieve these purposes by providing awards in the form of Stock Options (which may constitute Incentive Stock Options or Nonstatutory Options) and Restricted Stock.

1.2 TERM OF THE PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 10.2 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under
Article 9 of the Plan.

ARTICLE 2. SHARES AVAILABLE FOR GRANTS.

2.1 MAXIMUM AGGREGATE SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 8.1 of the Plan, the maximum aggregate number of shares that may be issued pursuant to the Plan is 2,500,000 shares of common stock, plus an automatic annual increase in such maximum number on the first day of each of the Company's fiscal years beginning in 2000, 2001, 2002, 2003 and 2004 equal to the lesser of (A) 750,000 shares , (B) 3% of the shares outstanding on the last day of the immediately preceding fiscal year, or (C) such lesser number of shares as is determined by the Board. The shares may be authorized, but unissued, or reacquired common stock.

2.2 SHARES FORFEITED OR SUBJECT TO UNEXERCISED OPTIONS. If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Shares of common stock that are retained by the Company upon exercise of an option or issuance of restricted stock in order to satisfy the exercise or purchase price or any withholding taxes due with respect thereto shall be treated as not issued and shall continue to be available under the Plan. If restricted shares are forfeited before any dividends have been paid with respect to such restricted shares, then such restricted shares shall again become available for awards under the Plan other than incentive stock options. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right that the Company may have shall not become available for future grant under the Plan.

ARTICLE 3. ADMINISTRATION OF THE PLAN.

3.1 COMPOSITION OF ADMINISTRATOR. The Plan shall be administered by (a) the Board, or (b) a Committee (or a subcommittee of the Committee) designated by the Board, which Committee shall be constituted in such a manner as to satisfy Applicable Laws. The Board may authorize one or more Officers to act as the Administrator to grant options or restricted stock with respect to Employees who are not Officers and may limit such authority as the Board determines from time to time.

3.2 MULTIPLE ADMINISTRATIVE BODIES. If permitted under Applicable Laws, the Plan may (but need not) be administered by different bodies with respect to Reporting Persons, Named Executives and other persons eligible to receive grants under the Plan. With respect to grants of options to Reporting Persons and Named Executives, the Plan shall generally be administered by the Board or a Committee as applicable so as to permit grants of options to Reporting Persons under the Plan to comply with Rule 16b-3 and to qualify grants of options to Named Executives as performance-based compensation under Section 162(m) of the Code and otherwise so as to satisfy the Applicable Laws.

3.3 POWERS OF THE ADMINISTRATOR. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

     (a) to determine the fair market value of the common stock, in accordance with the definition set forth in Article 11 of the Plan;

     (b) to select the Employees, Directors and Consultants to whom options and/or restricted stock may from time to time be granted hereunder;

     (c) to determine whether and to what extent options and/or restricted stock are granted hereunder;

     (d) to determine the number of shares of common stock to be covered by an option or restricted stock grant hereunder;

     (e)  to approve forms of agreement for use under the Plan;

     (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any grant hereunder (including, but not limited to, the share price for any option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any grant and/or the shares of common stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

     (g) to reduce the exercise price of any option to the then current fair market value if the fair market value of the common stock covered by such option shall have declined since the date the option was granted; and

     (h) to construe and interpret the terms of the Plan and options granted pursuant to the Plan.

3.4 EFFECT OF ADMINISTRATOR'S DECISION. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

ARTICLE 4. ELIGIBILITY.

4.1 GENERAL RULE. Employees, Directors and Consultants are eligible to receive grants of options or restricted stock under the Plan. An Employee, Director or Consultant who has been granted an option or restricted stock may, if he or she is otherwise eligible, be granted an additional option or options or additional restricted stock.

4.2 INCENTIVE STOCK OPTIONS. Only Employees of the Company or a Subsidiary shall be eligible to receive grants of Incentive Stock Options. Employees of an Affiliate, Directors who are not Employees of the Company or a Subsidiary and Consultants shall not be eligible to receive Incentive Stock Options.

4.3  LIMITATION ON GRANTS TO EMPLOYEES. Subject to adjustment as provided in
Section 8.1 of this Plan, the maximum number of shares which may be subject to options granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,500,000 shares.

4.4 NO EMPLOYMENT RIGHTS. Neither the Plan nor any grant pursuant to the Plan shall confer upon any recipient of an option or restricted stock grant any right with respect to continuation of his or her service as an Employee, Director or Consultant, or in any way interfere with the right of the Company, or a Parent, Subsidiary or Affiliate, as the case may be, to terminate his or her service as an Employee, Director or Consultant at any time, with or without cause.

ARTICLE 5. STOCK OPTIONS.

5.1 SEPARATE PROGRAMS. The Administrator may establish one or more separate programs under the plan for purpose of issuing particular forms of options to one or more classes of Participants on such terms and conditions as determined by the Administrator from time to time.

5.2 TYPE OF OPTION. As determined by the Administrator at the time of grant of an option and as designated in the written option agreement, options granted under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options. Notwithstanding such designations, the following rules shall apply to options designated as Incentive Stock Options:

     (a) To the extent that the aggregate fair market value of shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5.2(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the option with respect to such shares is granted.

     (b) In the event any option designated an Incentive Stock Option fails to meet the requirements set forth herein for an Incentive Stock Option or as required to qualify as an incentive stock option within the meaning of Code
Section 422, such option shall not be void but instead shall be deemed a Nonstatutory Stock Option.

5.3  TERMS AND CONDITIONS OF OPTIONS.

     (a) TERM OF OPTIONS. The term of each option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof, and in the case of an Incentive Stock Option granted to an optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be no more than five (5) years from the date of grant thereof.

     (b) DATE OF OPTION GRANT. The date of grant of an option shall for all purposes be the date on which the Administrator makes the determination to grant such option, or such other date as is determined by the Administrator; provided, however, that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the commencement of the optionee's employment. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an option is granted within a reasonable time after the date of the grant.

     (c) CONDITIONS OF AN OPTION. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms and conditions of each option including, but not limited to, the option vesting schedule (including any performance criteria which must be satisfied in connection with vesting of the option), and the consideration to be paid for Shares upon exercise of the option.

     (d) NONTRANSFERABILITY OF OPTIONS. The option may not be sold, pledged, assigned, hypothecated, transferred, made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, or disposed of in any manner other than by will or by the laws of descent or distribution, except as otherwise determined by the Administrator in its discretion with respect to a Nonstatutory Stock Option and provided in the applicable option agreement specifying (i) the manner in which such Nonstatutory Option is transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The designation of a beneficiary by an optionee will not constitute a transfer. An option may be exercised, during the lifetime of the optionee, only by the optionee or a transferee permitted by this Section 5.3(d).

5.4  OPTION EXERCISE PRICE; CONSIDERATION.

     (a) EXERCISE PRICE. The per share exercise price for the shares to be issued pursuant to exercise of an option shall be such price as is determined by the Administrator and set forth in the applicable option agreement, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option that is granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary (an "10% Owner"), the per shareexercise price shall be no less than 110% of the fair market value per share on the date of grant.

          (ii) In the case of an Incentive Stock Option that is granted to an Employee other than a 10% Owner, the per share exercise price shall be no less than 100% of the fair market value per share on the date of grant.

          (iii) In the case of a Nonstatutory Stock Option that is granted to a 10% owner prior to the date, if any, on which the common stock becomes a listed security, the per share exercise price shall be no less than 110% of the fair market value per share on the date of the grant.

          (iv) In the case of a Nonstatutory Stock Option that is granted to a Named Executive, the per share exercise price shall generally be no less than 100% of the fair market value per share on the date of grant.

     (b) CONSIDERATION. Subject to Applicable Laws, the consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) in its discretion. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for shares issued under the Plan the following:

          (i)   cash;

          (ii)  check;

          (iii) delivery of the optionee's promissory note with such recourse, interest, security and redemption provisions as the Administrator determines as appropriate;

          (iv) other shares that (A) in the case of shares acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which such option shall be exercised;

          (v) authorization by the optionee for the Company to retain from the total number of shares as to which the option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised; or

          (vi)  any combination of the foregoing methods of payment.

5.5  EXERCISE OF OPTION.

     (a) VESTING. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the optionee, and as shall be permissible under the terms of the Plan and set forth in the Option Agreement; provided however that, if required by the Applicable Laws, any option granted prior to the date, if any, upon which the common stock becomes a listed security shall become exercisable at a rate of at least 20% per year over five years from the date the option is granted. In the event that any of the shares issued upon exercise of an option (which exercise occurs prior to the date, if any, upon which the common stock becomes a listed security) should be subject to a right of repurchase in the Company's favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the option is granted. Notwithstanding the above, in the case of an option granted to an officer (including but not limited to Officers), Director or Consultant, the option may become exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. The Administrator shall have the discretion to determine whether and to what extent the vesting of options shall be tolled during any unpaid leave of absence; provided however that in the absence of such determination, vesting of options shall be tolled during any such leave.

     (b) PROCEDURE FOR EXERCISE. An option may not be exercised for a fraction of a share. An option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 5.4(b) of the Plan. Exercise of an option in any manner shall result in a decrease in the number of shares that thereafter may be available, both for purposes of the Plan and for sale under the option, by the number of shares as to which the option is exercise, including any shares withheld to satisfy tax withholding obligations.

     (c) RIGHTS AS A SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the shares subject to an option, notwithstanding the exercise of the option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

     (d) TERMINATION OF CONTINUOUS SERVICE. In the event of termination of an optionee's Continuous Service, such optionee's right to exercise the option shall cease and the option shall forthwith become void and cease to have effect, except as set forth specifically in the option agreement. In the event of an optionee's death, the optionee's beneficiary or the administrator of his or her estate shall have such right to exercise the option as set forth in the option agreement.

ARTICLE 6.     RESTRICTED STOCK.

6.1 RESTRICTED STOCK GRANTS. Shares of common stock may be granted under the Plan subject to a restricted stock agreement which complies with the terms specified in this Article 6.

6.2 PAYMENT FOR RESTRICTED STOCK. No cash consideration shall be required of the recipient of a restricted stock grant under this Article 6.

6.3 VESTING PROVISIONS. Restricted stock granted under the Plan may, in the discretion of the Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the recipient's period of service or upon attainment of specified performance objectives; provided however that, if required by the Applicable Laws, any restricted stock granted prior to the date, if any, upon which the common stock becomes a listed security, shall vest at a rate of at least 20% per year over five years from the date the restricted stock is granted. Notwithstanding the above, in the case of restricted stock granted to an officer (including but not limited to Officers), Director or Consultant, the restricted stock shall vest at any time or during any period established by the Administrator.

     (a) The elements of the vesting provisions applicable to any unvested shares of common stock issued under a restricted stock grant shall be specified in the restricted stock agreement, including but not limited to, any service period required to be completed by the recipient or any performance objectives to be obtained, the number of installments in which the shares are to vest, the interval or intervals (if any) which are to lapse between installments, and the effect which death, Disability or other event designated by the Administrator is to have upon the vesting schedule.

     (b) Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the restricted stock grant recipient may have the right to receive with respect to unvested shares of common stock by reason of any stock dividend, stock split,recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the

Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

6.4 VOTING AND DIVIDEND RIGHTS. The recipient of a restricted stock grant shall have full stockholder rights with respect to any shares of common stock issued to the recipient pursuant to the restricted stock grant, subject to the limits on transferability set forth in the restricted stock agreement, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

6.5 TRANSFERABILITY OF RESTRICTED STOCK. Until such time as all conditions and restrictions with respect to restricted stock issued under the Plan have lapsed, restricted stock issued under the Plan shall not be sold, pledged, assigned, hypothecated, transferred, made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, or disposed of in any manner other than by will or by the laws of descent or distribution. Notwithstanding the foregoing, if permitted in the restricted stock agreement a Participant may transfer or assign restricted shares to (i) a trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or
(ii) the trustee of any other trust to the extent approved in advance by the Administrator in writing. A transfer or assignment of restricted shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable restricted stock agreement, as if such trustee were a party to such agreement.

6.6 FORFEITURE OF RESTRICTED STOCK. Should the recipient of a restricted stock grant cease to remain in Continuous Service while holding one or more unvested shares of common stock issued under a restricted stock grant or should the performance objectives not be attained with respect to one or more such unvested shares of common stock, then those shares shall be immediately forfeited and shall be surrendered to the Company for cancellation, and the recipient shall have no further stockholder rights with respect to such forfeited shares.

6.7 WAIVER OF RESTRICTIONS. The Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of common stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of common stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Continuous Service or the attainment or non-attainment of the applicable performance objectives.

ARTICLE 7. TAX WITHHOLDING.

7.1 TAX WITHHOLDING. To the extent required by the Applicable Laws, transactionsunder the Plan shall be subject to tax withholding by the Company, and the Administrator may condition the delivery of any Shares under the Plan on satisfaction of applicable withholding tax obligations. The Administrator, in its discretion and subject to such requirements as the Administrator may impose prior to the occurrence of such withholding, may permit or require tax withholding obligations under the Plan to be satisfied by one or some combination of the following methods:

     (a)  by cash or check payment,

     (b)  out of the Participant's current compensation,

     (c) if permitted by the Administrator, in its discretion, by surrendering to the Company shares that (i) in the case of shares previously acquired from the Company, have been owned by the Participant for more than six months on the date of surrender, and (ii) have a fair market value determined as of the applicable Tax Date (as defined in Section 7.3 below) on the date of surrender equal to the amount required to be withheld, or

     (d) by electing to have the Company withhold, from the shares to be issued upon exercise of the option or the shares to be issued in connection with the restricted stock grant, that number of shares having a fair market value determined as of the applicable tax date equal to the amount required to be withheld. This Section 7.1(d) shall apply only after the date, if any, upon which the common stock becomes a listed security.

7.2 STOCK WITHHOLDING TO SATISFY WITHHOLDING TAX OBLIGATIONS. In the event an Administrator allows a Participant to satisfy his or her tax withholding obligations as provided for in Section 7.1(c) or (d) above, such satisfaction must comply with the requirements of this Section 7.2 and the Applicable Laws. Any surrender by a Reporting Person of previously owned shares to satisfy tax withholding obligations arising upon exercise of an option or stock purchase right must comply with the applicable provisions of Rule 16b-3.

     (a) All elections by a Participant to have shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (i) the election must be made on or prior to the applicable tax date (as defined in Section 7.3 below);

          (ii) once made, the election shall be irrevocable as to the particular shares of the option or stock purchase right as to which the election is made; and

          (iii) all elections shall be subject to the consent or disapproval of the Administrator.

     (b) In the event the election to have shares withheld is made by a Participant and the tax date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of shares with respect to which the option or stock purchase right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of shares on the tax date.

7.3 TAX DATE. For purposes of this Article 7, the "tax date" shall be the date that the Participant is determined to have received income subject to withholding tax under the Applicable Laws. The fair market value of the shares to be withheld shall be determined as of the tax date.

ARTICLE 8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; DISTRIBUTIONS; LIQUIDATION; CORPORATE TRANSACTIONS.

8.1 ADJUSTMENTS TO NUMBER OR PRICE OF SHARES UPON CHANGE IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of common stock covered by each outstanding option or restricted stock award, the number of shares of common stock that have been authorized for issuance under the Plan but as to which options or restricted stock awards have not yet been granted or which have been returned to the Plan upon cancellation or expiration of an option or forfeiture of restricted stock,the maximum number of shares of common stock for which options may be granted to any employee under
Section 4.3 of the Plan, the number of shares of common stock set forth in
Article 2 of the Plan, and the price per share of common stock covered by each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock (including any such change in the number of shares of common stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

8.2 ADJUSTMENTS TO PRICE OF SHARES FOR CERTAIN DISTRIBUTIONS. In the event of any distribution to the Company's shareholders of securities of an other entity or assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriate adjust the price per share of common stock covered by each outstanding option to reflect the effect of such distribution.

8.3 VOLUNTARY DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, unless otherwise provided by the Administrator, each option will terminate immediately prior to the consummation of such proposed action, and all conditions and restrictions with respect to restricted stock shall lapse immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any option shall terminate as of a date fixed by the Administrator and give each optionee the right to exercise his or her option as to all or any portion of the shares subject to the option, including shares as to which the option would not otherwise be exercisable.

8.4  CORPORATE TRANSACTIONS.

     (a) CORPORATE TRANSACTION NOT CONSTITUTING A CHANGE OF CONTROL. In the event of a Corporate Transaction that does not constitute a Change of Control, each outstanding option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of such successor corporation (such entity, the "Successor Corporation") and all conditions and restrictions with respect to restricted stock shall continue with such Successor Corporation substituted in the place of the Company with respect to such conditions and restrictions. Notwithstanding the foregoing, in the event such Successor Corporation does not agree to assume all outstanding options or to substitute equivalent options or to accept assignment of the conditions and restrictions with respect to restricted stock, such options shall terminate upon the consummation of such Corporate Transaction and all conditions or restrictions with respect to restricted stock shall lapse upon the consummation of such Corporate Transaction.

     (b) CHANGE OF CONTROL. In the event of a Change of Control, the Administrator shall, as to outstanding options, either (i) provide that such options shall be assumed by the Successor Corporation or that the Successor Corporation shall substitute with respect to such options equivalent options;
(ii) provide upon notice to optionees that all options, to the extent then exercisable or to be exercisable as a result of the Change of Control, must be exercised on or before a specified date (which date shall be at least five (5) days from the date of the notice), after which the options shall terminate; or
(iii) terminate each option in its entirety in exchange for a payment of cash, securities and/or other property equal to the excess of the fair market value of the shares with respect to which the option is vested and exercisable immediately prior to the consummation of the transaction over the aggregate exercise price thereof. In the event of a Change of Control, all conditions and restrictions with respect to restricted shares shall lapse, except to the extent such conditions and restrictions are assigned to the successor corporation (or its Parent) in connection with the Change of Control.

     (c) DETERMINATION OF ASSUMPTION OR SUBSTITUTION. For purposes of this Section 8.4, an option shall be considered assumed or substituted, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each optionee would be entitled to receive upon exercise of an option the same number and kind of shares of stock or the same amount of property, cash or securities as the optionee would have been entitled to receive upon the occurrence of such transaction if the optionee had been, immediately prior to such transaction, the holder of the number of shares of common stock covered by the option at such time (after giving effect to any adjustments in the number of shares covered by the option as provided for in Section 8.1 above) and provided all other terms of the option as assumed or substituted are substantially similar to the terms of the option; provided however that if the consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the Successor Corporation equal to the fair market value of the per share consideration received by holders of common stock in the transaction.

ARTICLE 9.  AMENDMENT AND TERMINATION OF THE PLAN.

9.1 AUTHORITY TO AMEND OR TERMINATE THE PLAN. The Board may at any time amend, alter, suspend or terminate the Plan. To the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

9.2 EFFECT OF AMENDMENT OR TERMINATION. Except as provided in Article 8, no amendment, alteration, suspension or termination of the Plan shall materially and adversely affect options already granted and such options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the optionee and the Company. Except as provided in Article 8, no amendment, alteration, suspension or termination of the Plan shall materially and adversely affect the rights of a recipient of restricted stock under the Plan, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the optionee and the Company.

ARTICLE 10.  MISCELLANEOUS.

10.1 CONDITIONS UPON ISSUANCE OF SHARES. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

10.2 RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

10.3 SHAREHOLDER APPROVAL. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

10.4 INFORMATION AND DOCUMENTS TO OPTIONEES AND PURCHASERS. Prior to the date, if any, upon which the common stock becomes a listed security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each optionee, to each restricted stock recipient and to each individual who acquired shares pursuant to the Plan, during the period such optionee, recipient or purchaser has one or more options outstanding, and in the case of an individual who acquired shares pursuant to the Plan, during the period such individual owns such shares. The Company shall not be required to provide such information if the issuance of options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

ARTICLE 11. DEFINITIONS.

As used herein, the following definitions shall apply:

"ADMINISTRATOR" means the Board or any of its Committees appointed pursuant to
Section 5 of the Plan.

"AFFILIATE" means a corporation, partnership, joint venture or other business entity other than a Subsidiary (as defined below) in which the Company owns a significant interest, directly or indirectly, as determined in the discretion of the Committee.

"APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans, if any, under applicable corporate and securities laws, the Code and the rules of any applicable stock exchange or national market system.

"BOARD" means the Board of Directors of the Company.

"CHANGE OF CONTROL" means a sale of all or substantially all of the Company's assets or any merger, consolidation or other capital reorganization of the Company with or into another corporation, other than one in which the holders of more than fifty percent (50%) of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such merger or consolidation.

"CODE" means the Internal Revenue Code of 1986, as amended. Reference to any specific section of the Code shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

"COMMITTEE" means the Committee appointed by the Board of Directors in accordance with Section 5 of the Plan, if one is appointed. Once appointed, a Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee, all to the extent permitted by the Applicable Laws.

"COMMON STOCK" means the Common Stock of the Company.

"COMPANY" means HearMe, a Delaware corporation.

"CONSULTANT" means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render consulting or advisory services as an independent contractor and is compensated for such services.

"CONTINUOUS SERVICE" means the absence of any interruption or termination of the provision of services to the Company or a Parent, Subsidiary or Affiliate as an Employee, Director or Consultant. Continuous Service as an Employee, Director or Consultant shall not be considered interrupted in the case of: (A) any leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (B) transfers between locations of the Company or between the Company, a Parent, Subsidiary or Affiliate, or any successor, in any capacity of Employee, Director or Consultant, or (C) any change in status as long as the individual remains in the service of the Company, a Parent, Subsidiary or Affiliate in any capacity of Employee, Director or Consultant (except as otherwise provided in an Option Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

"CORPORATE TRANSACTION" means a merger, consolidation, reorganization or other capital reorganization of the Company with or into another corporation. A Corporate Transaction may or may not constitute a Change of Control, as defined above.

"DIRECTOR" means a member of the Board.

"EMPLOYEE" means any person (including any Named Executive, Officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

"FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

     (a) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange, or the exchange with the greatest volume of trading in Common Stock for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

     (b) If the Common Stock is quoted on the Nasdaq System (but not on the National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable; or

     (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator in a manner consistent with Applicable Laws.

"INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written Option Agreement.

"LISTED SECURITY" means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

"NAMED EXECUTIVE" means any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.


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


"NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written Option Agreement.

"OFFICER" means a person who is an officer of the Company within the meaning of
Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"OPTION" means an option to purchase Shares granted pursuant to the Plan, the terms of which shall be set forth in the Option Agreement.

"OPTION AGREEMENT" means a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and any amendments thereto, and includes any documents attached to such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

"OPTIONEE" means an Employee, Director or Consultant who receives an Option.

"PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

"PARTICIPANT" means an Employee, Director or Consultant who receives a grant of an Option or of Restricted Stock under the Plan.

"PLAN" means this 1999 Stock Option Plan.

"REPORTING PERSON" means an Officer, Director or greater than 10% shareholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

"RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor thereto.

"SHARE" means a share of the Common Stock, as adjusted in accordance with
Section 10 of the Plan. "SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code

"SUBSIDIARY" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.


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